UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2012

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida		34108-2710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed to revise certain items in the Annual Report on Form 10-K of Health Management Associates, Inc. (the “Company”) for the year ended December 31, 2011 (the “2011 Form 10-K”), which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012. The revised items relate solely to (i) the presentation of net revenue and the provision for doubtful accounts for all years and quarterly periods covered by the 2011 Form 10-K and (ii) the addition of supplemental guarantor condensed consolidating financial statements as of December 31, 2011 and 2010 and for the three years ended December 31, 2011. The reasons for these changes are summarized below.

(i)	During July 2011, the Financial Accounting Standards Board amended and updated U.S. generally accepted accounting principles regarding the income statement presentation and related disclosures of net revenue for health care entities (the “Net Revenue Update”). Among other things, the Net Revenue Update requires health care entities to (i) present the provision for doubtful accounts as a reduction of net patient service revenue in the income statement if the entity does not assess a patient’s ability to pay prior to rendering services or determine that collection of the related revenue is reasonably assured and (ii) provide certain enhanced footnote disclosures. The Net Revenue Update does not otherwise change the revenue recognition criteria for health care entities. The modification to the presentation of the income statement was required to be adopted on a retrospective basis but the enhanced footnote disclosures were permitted to be adopted either retrospectively or prospectively. Effective January 1, 2012, the Company adopted the Net Revenue Update (as permitted thereunder, the enhanced footnote disclosures were adopted on a prospective basis). The revised sections of the 2011 Form 10-K that are included at Exhibit 99.1 to this Current Report on Form 8-K reflect the modification to the presentation of the Company’s consolidated statements of income for the three years ended December 31, 2011 in accordance with the Net Revenue Update.

(ii)	Certain of the Company’s subsidiaries provide joint and several unconditional guarantees as to payment for borrowings under specified long-term debt arrangements; however, other Company subsidiaries are not required to provide any such guarantees. In connection with a pending registration of the Company’s 7.375% Senior Notes due 2020 with the SEC and the requirements of Rule 3-10 of Regulation S-X, supplemental guarantor condensed consolidating financial statements are being provided for all years and balance sheet dates covered by the audited consolidated financial statements that were included in the 2011 Form 10-K.

The information in this Current Report on Form 8-K is not an amendment to, or a restatement of, the audited consolidated financial statements that were included in the 2011 Form 10-K or any other sections included therein. The sections from the 2011 Form 10-K that have been revised, as described herein, are listed below and such revised sections are attached as Exhibit 99.1 to this Current Report on Form 8-K.

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

•	Part IV, Item 15. Exhibits, Financial Statement Schedules

Other than as described above, this Current Report on Form 8-K does not revise, modify, update or otherwise affect the 2011 Form 10-K, including the audited consolidated financial statements included therein. Furthermore, this Current Report on Form 8-K does not purport to provide a general update of any developments of the Company subsequent to the filing of the 2011 Form 10-K with the SEC on February 27, 2012. Accordingly, the revised sections of the 2011 Form 10-K that are included in this Current Report on Form 8-K at Exhibit 99.1 should be read in conjunction with (i) the sections of the 2011 Form 10-K that are not affected by the revisions described herein and (ii) the Company’s filings with the SEC subsequent to February 27, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The items below are included as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Certain revised sections from the Annual Report on Form 10-K of Health Management Associates, Inc. for the year ended December 31, 2011, filed with the Securities and Exchange Commission on February 27, 2012

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: August 10, 2012	By:	/s/ Gary S. Bryant
Gary S. Bryant
Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Certain revised sections from the Annual Report on Form 10-K of Health Management Associates, Inc. for the year ended December 31, 2011, filed with the Securities and Exchange Commission on February 27, 2012

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document